                      POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Raymond J. McCann and Joan S. Freilich, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-8 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed 10.0 million shares of Con Edison's Common Stock ($2.50 par value), (which shares are to be offered pursuant to the Consolidated Edison Company of New York, Inc. 1996 Stock Option Plan), and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 21st day of May, 1996.





                             Eugene R. McGrath
                             Eugene R. McGrath

                      POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Raymond J. McCann and Joan S. Freilich, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-8 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed 10.0 million shares of Con Edison's Common Stock ($2.50 par value), (which shares are to be offered pursuant to the Consolidated Edison Company of New York, Inc. 1996 Stock Option Plan), and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 17th day of May, 1996.





                             Raymond J. McCann
                             Raymond J. McCann

                      POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Raymond J. McCann and Joan S. Freilich, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-8 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed 10.0 million shares of Con Edison's Common Stock ($2.50 par value), which shares are to be offered pursuant to the Consolidated Edison Company of New York, Inc. 1996 Stock Option Plan, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 23rd day of May, 1996.





                             Joan S. Freilich
                             Joan S. Freilich

                      POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Raymond J. McCann and Joan S. Freilich, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-8 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed 10.0 million shares of Con Edison's Common Stock ($2.50 par value), (which shares are to be offered pursuant to the Consolidated Edison Company of New York, Inc. 1996 Stock Option Plan), and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 25 day of May, 1996.





                             E. Virgil Conway
                             E. Virgil Conway

                      POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Raymond J. McCann and Joan S. Freilich, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-8 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed 10.0 million shares of Con Edison's Common Stock ($2.50 par value), (which shares are to be offered pursuant to the Consolidated Edison Company of New York, Inc. 1996 Stock Option Plan), and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 21st day of May, 1996.





                             Ellen V. Futter
                             Ellen V. Futter

                      POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Raymond J. McCann and Joan S. Freilich, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-8 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed 10.0 million shares of Con Edison's Common Stock ($2.50 par value), (which shares are to be offered pursuant to the Consolidated Edison Company of New York, Inc. 1996 Stock Option Plan), and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 21st day of May, 1996.





                             Sally Hernandez-Pinero
                             Sally Hernandez-Pinero

                      POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Raymond J. McCann and Joan S. Freilich, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-8 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed 10.0 million shares of Con Edison's Common Stock ($2.50 par value), (which shares are to be offered pursuant to the Consolidated Edison Company of New York, Inc. 1996 Stock Option Plan), and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 20 day of May, 1996.





                             Peter W. Likins
                             Peter W. Likins

                      POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Raymond J. McCann and Joan S. Freilich, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-8 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed 10.0 million shares of Con Edison's Common Stock ($2.50 par value), (which shares are to be offered pursuant to the Consolidated Edison Company of New York, Inc. 1996 Stock Option Plan), and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 20th day of May, 1996.





                             Robert G. Schwartz
                             Robert G. Schwartz

                      POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Raymond J. McCann and Joan S. Freilich, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-8 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed 10.0 million shares of Con Edison's Common Stock ($2.50 par value), (which shares are to be offered pursuant to the Consolidated Edison Company of New York, Inc. 1996 Stock Option Plan), and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 20th day of May, 1996.





                             Myles V. Whelen, Jr.
                             Myles V. Whelen, Jr.